List of Subsidiaries of Tenet Healthcare Corporation

Assured Investors Life Company

Broadlane, Inc.

H.F.I.C. Management Company, Inc.

Tenet HealthSystem International, Inc.

(a)

Bumrungrad Medical Center Limited (Thailand)

(a)

Burleigh House Properties Limited (Bermuda)

(a)

Centro Medico Teknon, S.L. (Spain)

(a)

N.M.E. International (Cayman) Limited (Cayman Islands, B.W.I.)

(b)

B.V. Hospital Management (Netherlands)

(b)

Hyacinth Sdn. Bhd. (Malaysia)

(b)

Medical Staff Services Sdn Bhd (Malaysia)

(a)

NME Spain, S.A. (Spain)

(a)

New Teknon, S.A. (Spain)

(a)

Medicalia International, B.V. (Netherlands)

(a)

Tenet UK Properties Limited

NME Headquarters, Inc.

NME Properties Corp.

(a)

NME Properties, Inc.

(b)

Lake Health Care Facilities, Inc.

(b)

NME Properties West, Inc.

(a)

NME Property Holding Co., Inc.

(a)

Tenet HealthSystem SNF-LA, Inc.

NME Psychiatric Properties, Inc.

(a)

Alvarado Parkway Institute, Inc.

(a)

Baywood Hospital, Inc.

(a)

Brawner Hospital, Inc.

(a)

Contemporary Psychiatric Hospitals, Inc.

(a)

Elmcrest Manor Psychiatric Institute, Inc.

(a)

Gwinnett Psychiatric Institute, Inc.

(a)

Jefferson Hospital, Inc.

(a)

Lake Hospital and Clinic, Inc. - ownership - NME Psychiatric Properties, Inc. (97.875%)

Ralph Mollycheck, M.D. (2.125%)

(a)

Lakewood Psychiatric Hospital, Inc.

(a)

Leesburg Institute, Inc.

(a)

Manatee Palms Residential Treatment Center, Inc.

(a)

Manatee Palms Therapeutic Group Home, Inc.

(a)

Medfield Residential Treatment Center, Inc.

(a)

Modesto Psychiatric Hospital, Inc.

(a)

Nashua Brookside Hospital, Inc.

(a)

North Houston Healthcare Campus, Inc.

(a)

Northeast Behavioral Health, Inc.

(a)

Northeast Psychiatric Associates - 2, Inc.

(a)

Outpatient Recovery Centers, Inc.

(a)

P.D. at New Baltimore, Inc.

(a)

P.I.A. Alexandria, Inc.

(a)

P.I.A. Canoga Park, Inc.

(a)

P.I.A. Cape Girardeau, Inc.

(a)

P.I.A. Capital City, Inc.

(a)

P.I.A. Central Jersey, Inc.

(a)

P.I.A. Colorado, Inc.

(a)

P.I.A. Connecticut Development Company, Inc.

(a)

P.I.A. Cook County, Inc.

(a)

P.I.A. Denton, Inc.

(a)

P.I.A. Detroit, Inc.

(b)

Psychiatric Facility at Michigan Limited Partnership

(a)

P.I.A. Educationsl Institute, Inc.

(a)

P.I.A. Green Bay, Inc.

(a)

P.I.A. Highland, Inc.

(b)

Highland Psychiatric Associates, Inc. -  ownership - P.I.A. Highland, Inc. (50%)

Psychiatric Facility at Asheville, Inc. (50%)

(a)

P.I.A. Highland Realty, Inc.

(b)

Highland Realty Associates, Ltd. - ownership -

P.I.A. Highland Realty, Inc. LP (49%); GP (1%)

Psychiatric Facility at Asheville, Inc.LP (49%); GP (1%)

(a)

P.I.A. Indianapolis, Inc.

(a)

P.I.A. Kansas City, Inc.

(a)

P.I.A. Lincoln, Inc.

(a)

P.I.A. Long Beach, Inc.

(a)

P.I.A. Maryland, Inc.

(a)

P.I.A. Michigan City, Inc.

(a)

P.I.A. Milwaukee, Inc.

(a)

P.I.A. Modesto, Inc.

(a)

P.I.A. Naperville, Inc.

(a)

P.I.A. New Jersey, Inc.

(a)

P.I.A. North Jersey, Inc.

(a)

P.I.A. Northern New Mexico, Inc.

(a)

P.I.A. of Fort Worth, Inc.

(a)

P.I.A. of Rocky Mount, Inc.

(a)

P.I.A. Panama City, Inc.

(a)

P.I.A. Randolph, Inc.

(a)

P.I.A. Rockford, Inc.

(a)

P.I.A. Salt Lake City, Inc.

(a)

P.I.A. San Antonio, Inc.

(a)

P.I.A. San Ramon, Inc.

(a)

P.I.A. Sarasota Palms, Inc.

(a)

P.I.A. Seattle, Inc.

(a)

P.I.A. Slidell, Inc.

(a)

P.I.A. Solano, Inc.

(a)

P.I.A. Specialty Press, Inc.

(a)

P.I.A. Stafford, Inc.

(a)

P.I.A. Stockton, Inc.

(a)

P.I.A. Tacoma, Inc.

(a)

P.I.A. Tidewater Realty, Inc.

(b)

I.P.T. Associates

(a)

P.I.A. Topeka, Inc.

(a)

P.I.A. Visalia, Inc.

(a)

P.I.A. Waxahachie, Inc.

(a)

P.I.A. Westbank, Inc.

(a)

P.I.A.C. Realty Company, Inc.

(a)

PIAFCO, Inc.

(a)

Pinewood Hospital, Inc.

(a)

Potomac Ridge Treatment Center, Inc.

(a)

Psychiatric Facility at Amarillo, Inc.

(a)

Psychiatric Facility at Asheville, Inc.

(a)

Psychiatric Facility at Azusa, Inc.

(a)

Psychiatric Facility at Evansville, Inc.

(a)

Psychiatric Facility at Lafayette, Inc.

(a)

Psychiatric Facility at Lawton, Inc.

(a)

Psychiatric Facility at Medfield, Inc.

(a)

Psychiatric Facility at Memphis, Inc.

(a)

Psychiatric Facility at Palm Springs, Inc.

(a)

Psychiatric Facility at Yorba Linda, Inc.

(a)

Psychiatric Institute of Alabama, Inc.

(a)

Psychiatric Institute of Atlanta, Inc.

(a)

Psychiatric Institute of Bedford, Inc.

(a)

Psychiatric Institute of Bucks County, Inc.

(a)

Psychiatric Institute of Chester County, Inc.

(a)

Psychiatric Institute of Columbus, Inc.

(a)

Psychiatric Institute of Delray, Inc.

(a)

Psychiatric Institute of Northern Kentucky, Inc.

(a)

Psychiatric Institute of Northern New Jersey, Inc.

(a)

Psychiatric Institute of Orlando, Inc.

(a)

Psychiatric Institute of Richmond, Inc.

(a)

Psychiatric Institute of San Jose, Inc.

(a)

Psychiatric Institute of Sherman, Inc.

(a)

Psychiatric Institute of Washington, D.C., Inc.

(a)

Regent Hospital, Inc.

(a)

Residential Treatment Center of Memphis, Inc.

(a)

Residential Treatment Center of Mongtomery County, Inc.

(a)

Residential Treatment Center of the Palm Beaches, Inc.

(a)

Riverwood Center, Inc.

(a)

Sandpiper Company, Inc.

(a)

Southern Crescent Psychiatric Institute, Inc.

(a)

Southwood Psychiatric Centers, Inc.

(a)

Springwood Residential Treatment Centers, Inc.

(a)

The Psychiatric Institutes of America Foundation, Inc.

(a)

The Tidewater Psychiatric Institute, Inc.

(a)

Treatment Center at Bedford, Inc.

(a)

Tucson Psychiatric Institute, Inc.

NME Rehabilitation Properties, Inc.

(a)

Pinecrest Rehabilitation Hospital, Inc.

(a)

R.H.S.C. El Paso, Inc.

(a)

R.H.S.C. Modesto, Inc.

(a)

R.H.S.C. Prosthetics, Inc.

(a)

Rehabilitation Facility at San Ramon, Inc.

(a)

Tenet HealthSystem Pinecrest Rehab, Inc.

NME Specialty Hospitals, Inc.

(a)

NME Management Services, Inc.

(a)

NME New Beginnings, Inc.

(b)

Addiction Treatment Centers of Maryland, Inc.

(b)

Alcoholism Treatment Centers of New Jersey, Inc.

(b)

Health Institutes,Inc.

(c)

Fenwick Hall, Inc.

(c)

Health Insitutes Investments, Inc.

(b)

NME New Beginnings-Western, Inc.

(a)

NME Partial Hospital Services Corporation

(a)

NME Psychiatric Hospitals, Inc.

(b)

The Huron Corporation

(a)

NME Rehabilitation Hospitals, Inc.

(a)

National Medical Specialty Hospital of Redding

(a)

Psychiatric Management Services Company

NorthShore Hospital Management Corporation

Syndicated Office Systems

TH AR, Inc.

TenetCare, Inc.

(a)

TenetCare California, Inc.

(b)

TenetCare La Quinta, Inc.

(b)

TenetCare La Quinta ASC, L.P.

(b)

TenetCare Red Bluff, Inc.

(b)

Red Bluff ASC, L.P.

(a)

TenetCare Missouri, Inc.

(b)

Sunset Hills ASC, L.P.

(b)

TenetCare Sunset Hills, Inc.

Tenet Healthcare Foundation

Tenet HealthSystem Holdings, Inc.

(a)

Tenet HealthSystem Medical, Inc.

(b)

Alabama Medical Group, Inc.

(c)

Alabama Medical Group-Gadsden Family Medicine, Inc.

(c)

Alabama Medical Group-Obstetrics and Gynecology, Inc.

(c)

Alabama Medical Group-Primary Care I, Inc.

(c)

Alabama Medical Group-Primary Care II, Inc.

(c)

Brookwood OB-GYN Clinic, Inc.

(b)

American Medical (Central), Inc.

(c)

Amisub (Twelve Oaks), Inc.

(c)

Amisub of Texas, Inc. - ownership - Lifemark Hospital, Inc. (63.68%)

Tenet HealthSystem Medical, Inc. (19.75%)

Brookwood Health Services, Inc. (5.10%)

AMI Information Systems Group, Inc. (.42%)

American Medical (Central), Inc. (11.05%)

(c)

Lifemark Hospitals, Inc.

(d)

6103 Webb Road Ltd. - ownership - Lifemark Hospitals, Inc.,GP (10%), LP (78%)

Physicians Development, Inc.(6%)

Easterm Professions Properties, Inc. (3%), Dr. Robert Sherrill (3%)

(d)

Houston Network, Inc.

(d)

Houston Specialty Hospital, Inc.

(d)

Lifemark Hospitals of Florida, Inc.

(e)

Florida Care Connect, Inc.

(e)

Palmetto Medical Plan, Inc.

(e)

T&C and USF Ob/Gyn Center, Inc.

(e)

Hospital Constructors, Ltd. - ownership - Lifemark Hospitals of Florida, Inc., GP (97%)

Eastern Professional Properties, Inc., LP (3%)

(d)

Lifemark Hospitals of Louisiana, Inc.

(e)

Kenner Regional Clinical Services, Inc.

(E)

Concentra New Orleans, L.L.C.  - ownership - Lifemark Hospitals of Louisiana, Inc. (49%)

Concentra Health Services, Inc. (51%)

(d)

Lifemark Hospitals of Missouri, Inc.

(e)

Lifemark RMP Joint Venture - ownership - Lifemark Hospitals of Missouri, Inc. (50%),

RMP, L.L.C. (50%)

(e)

Procare Network II, Inc.

(d)

Permian Premier Health Services, Inc.

(d)

Regional Alternative Health Services, Inc.

(e)

Mid-Missouri Lithotripter Center - ownership - Physicians (68.33%)

Regional Alternative Health Services, Inc. (31.67%)

(d)

Tenet Investments-Kenner, Inc.

(d)

Tenet Healthcare, Ltd. - ownership - Lifemark Hospitals, GP (1%);

Amisub of Texas, Inc., LP (70.1%)

Amisub (Heights), Inc., LP (10.3%)

Amisub (Twelve Oaks), Inc., LP (18.6%)

(e)

Beaumont Newco, Inc.

(d)

Tenet HealthSystem RMA, Inc.

(d)

Tenet Specialty Operations, Inc.

(c)

Park Plaza Professional Building, Ltd. - ownership - American Medical (Central), Inc., GP

(c)

Tenet Texas Employment, Inc.

(c)

Texas Southwest Healthservices, Inc.

(b)

American Medical Home Care, Inc.

(b)

AMI Ambulatory Centres, Inc.

(c)

Surgical Services, Inc.

(d)

Ambulatory Care - Broward Development Corp.

(d)

Surgical Services of West Dade, Inc.

(b)

AMI Arkansas, Inc.

(c)

Healthstar Properties Limited Partnership - ownership-AMI Arkansas, Inc., G.P (1%), LP (49%)

St. Vincent TotalHealth Corporation, G.P (1%), L.P. (49%)

(d)

NovaSys Health Network, L.L.C.- ownership -

Healthstar Properties Limited Partnership (70 units)

Arkansas Children's Hospital (1 unit)

Quorum Health Resources, Inc. (1 unit)

Northwest Medical Center (1 unit)

Rebsam Regional Medical Center (1 unit)

(b)

AMI Diagnostic Services, Inc.

(b)

AMI Information Systems Group, Inc.

(c)

American Medical International B.V.

(d)

American Medical International N.V.

(b)

AMI/HTI Tarzana Encino Joint Venture - ownership - Tenet HealthSystem Medical, Inc. (30%)

Amisub of California, Inc. (26%)

New H Acute, Inc. (12%)

AMI Information Systems Group, Inc. (7%)

Encino Hospital Corporation (25%)

(b)

Amisub (Culver Union Hospital), Inc.

(c)

Choice Care Network, Inc.

(b)

Amisub (Florida Ventures), Inc.

(c)

Lauderdale Clinical Services, Inc.

(c)

Tampa MOB 107, Inc.

(c)

Tampa MOB 104, Inc.

(c)

Tampa 8313 West Hillsborough, Inc.

(c)

Tampa 4802 Gunn Highway, Inc.

(c)

Tampa 418 W. Platt St., Inc.

(b)

Amisub (GTS), Inc.

(b)

Amisub (Heights), Inc.

(b)

Amisub (Hilton Head), Inc.

(c)

Hilton Head Health System, L.P. - ownership - Amisub (Hilton Head), Inc.(69%)

 Tenet Physician Services - Hilton Head, Inc. (21%)

Univ. Medical Associates of The Univ. of South Carolina (10%)

(d)

Beaufort Hilton Head Healthcare System, L.L.C. - ownership -

Hilton Head Health System, L.P. (50%)

Broad River Healthcare, Inc. (50%)

(b)

Amisub (Irvine Medical Center), Inc.

(b)

Amisub (North Ridge Hospital), Inc.

(c)

FL Health Complex, Inc.

(c)

North Ridge Partners, Inc.

(d)

SFHCA Walk-In Centers, Inc. - ownership - North Ridge Partners, Inc. (50%)

South Florida Health Care Associates (50%)

(b)

Amisub (Saint Joseph Hospital), Inc.

(c)

Creighton Saint Joseph Regional HealthCare System, L.L.C. - ownership -

 Amisub (Saint Joseph Hospital), Inc. (74.66%)

Creighton Healthcare, Inc. (25.94%)

(c)

Saint Joseph Mental Health Plans, Inc.

(b)

Amisub (SFH), Inc.

(c)

Tenet HealthSystem SF-SNF, Inc.

(c)

Tenet Regional Infusion South, Inc. - ownership - Central Arkansas Hospital Inc. (11%)

AMISUB (Cluver Union Hospital), Inc. (11%)

National Medical Hospital of Tullahona (11%)

Three Rivers Healthcare, Inc.(11%)

Jonesboro Health Services, LLC (11%)

AMISUB (SFH), Inc. (11%)

S.C. Management Inc. (11%)

National Medical Hospital of Wilson County, Inc. (11%)

Winona Memorial Hospital, L.P. (11%)

(b)

Amisub of California, Inc.

(c)

Park Plaza Retail Pharmacy, Inc.

(c)

Valley Doctors' Hospital

(d)

Family Medical Services

(b)

Amisub of North Carolina, Inc.

(c)

Central Carolina Physicians Hospital Organization, Inc. - ownership - Physicians (50%)

Amisub of North Carolina, Inc. (50%)

(b)

Amisub of South Carolina, Inc.

(c)

Piedmont Medical Equipment, G.P. - ownership - Amisub of South Carolina, Inc. (50%)

America Home Patient, Inc. (50%)

(c)

Rock Hill Surgery Center, L.P. - ownership - Amisub of South Carolina, Inc. (72%)

Surgical Center of Rock Hill (28%)

(c)

Tenet Rehab Piedmont, Inc.

(b)

Brookwood Center Development Corporation

(c)

BWP Associates, Ltd. - ownership- Brookwood Center Development Corporation (80%)

W+R, Inc. (20%)

(c)

Concentra Birmingham, L.L.C. - ownership - Brookwood Center Development Corporation (49%)

Concentra Health Services, Inc. (51%)

(c)

Hoover Doctors Group, Inc.

(c)

Medplex Land Associates - ownership - Brookwood Center Development Corporation (49%)

Hoover Doctors' Group II (51%)

(c)

Medplex Outpatient Medical Centers, Inc.

(c)

Medplex Outpatient Surgery Center, Ltd. - ownership - Others (15%)

Brookwood Center Development Corporation (85%)

(c)

R & H Transition, Inc.

(b)

Brookwood Development, Inc.

(c)

Alabama Health Services, Inc. - ownership - Brookwood Development, Inc. (50%)

Eastern Health System, Inc. (50%)

(c)

Alabama Health Services (St. Clair), L.L.C. - ownership - Brookwood Development, Inc. (50%)

Health Services East, Inc. (50%)

(b)

Brookwood Health Services, Inc.

(c)

Estes Health Care Centers, Inc.

(c)

Tenet Florida, Ltd. - ownership -

Brookwood Health Services, Inc. (76%)

Eastern Professional Properties, Inc. (24%)

(b)

Brookwood Parking Associates, Ltd. - ownership - Tenet HealthSystem Medical, Inc. (99%)

Brookwood Parking, Inc. (1%)

(b)

Central Arkansas Hospital, Inc.

(c)

Central Arkansas Physican Hospital Organization - ownership - Physicians (50%)

Amisub of North Carolina, Inc. (50%)

(b)

Central Care, Inc.

(b)

Central Carolina Management Services Organization, Inc.

(b)

Columbia Land Development, Inc.

(b)

Culver Health Network, Inc.

(b)

Cumming Medical Ventures, Inc.

(b)

East Cooper Community Hospital, Inc.

(b)

Eastern Professional Properties, Inc.

(b)

Florida Health Network, Inc.

(b)

Frye Regional Medical Center, Inc.

(c)

Frye Home Infusion, Inc.

(c)

Piedmont Health Alliance, Inc. - ownership - Frye Regional Medical Center, Inc. (50%)

Physicians (50%)

(c)   Shared Medical Ventures, L.L.C. - ownership - Frye Regional Medical Center, Inc. (33 1/3%)

Grace Hospital Inc. (33 1/3%)

Caldwell Memorial Hospital Incorporated (33 1/3%)

(d)

Mobile Imaging Services, L.L.C. - ownership - Shared Medical Ventures, L.L.C.

(c)

Tenet Claims Processing, Inc.

(b)

Heartland Corporation

(c)

Heartland Physicians, Inc.

(c)

Prairie Medical Clinic, Inc.

(b)

Kenner Regional Medical Center, Inc.

(b)

Medical Center of Garden Grove, Inc.

(c)

Orange County Kidney Stone Center, L.P. - ownership -

Medical Center of Garden Grove, Inc. (42.5805%)

OCKSC Assoc.,Inc. + 11 others (57.4195%)

(c)

Orange County Kidney Stone Center Assoc., G. P. - ownership - Physicians (67.9%)

Medical Center of Garden Grove, Inc. (32.1%)

(b)

Medical Collections, Inc.

(b)

Mid-Continent Medical Practices, Inc.

(b)

National Medical Services III, Inc.

(b)

National Medical Services IV, Inc.

(b)

National Park Medical Center, Inc.

(c)

Garland Managed Care Organization, Inc.

(c)

Hot Springs Outpatient Surgery, G.P. - ownership - National Park Medical Center, Inc. (50%)

Hot Springs Outpatient Surgery (50%)

(c)

NPMC Healthcenter - Cardiology Care Center, Inc.

(c)

NPMC Healthcenter - Cardiology Services, Inc.

(c)

NPMC Healthcenter - Family Healthcare Clinic, Inc.

(c)

NPMC Healthcenter - Gastroenterology Center of Hot Springs, Inc.

(c)

NPMC Healthcenter - Hot Springs Village, Inc.

(c)

NPMC Healthcenter - Malvern, Inc.

(c)

NPMC Healthcenter - National Park Surgery Clinic, Inc.

(c)

NPMC Healthcenter - Physician Services, Inc.

(c)

NPMC Healthcenter - Physicians for Women, Inc.

(c)

NPMC Healthcenter - The Heart Clinic, Inc.

(c)

Tenet HealthSystem NPMC Hamilton West, Inc.

(b)

New H Holdings Corp. - ownership - Tenet HealthSystem Medical, Inc. (99%)

Amisub of California, Inc. (.5%); Brookwood Health Services, Inc. (.5%)

(c)

New H Acute, Inc.

(d)

New H South Bay, Inc.

(b)

North Fulton Imaging Ventures, Inc.

(c)

North Fulton Imaging Partners, Ltd. - ownership - North Fulton Imaging Ventures, Inc., GP

(b)

North Fulton Medical Center, Inc.

(c)

NorthPoint Health System, Inc.

(c)

Northwoods Ambulatory Surgery, Inc.

(b)

North Fulton MOB Ventures, Inc.

(c)

North Fulton Professional Building I, L.P. - ownership -

North Fulton MOB Ventures, Inc., LP. (15.4917%)

North Fulton Medical Ventures, Inc., GP (84.5083%)

(b)

Northwind Medical Building Associcates, Ltd. - ownership - Tenet HealthSystem Medical Inc. (1.44%)

Others (98.56%)

(b)

Occupational Health Medical Services of Florida, Inc.

(b)

Palm Beach Gardens Community Hospital, Inc.

(c)

Diagnostic Associates of Palm Beach Gardens, Ltd. - ownership -

Palm Beach Gardens Community Hospitals, Inc., GP

Phymatrix Management Company, Inc., LP

(b)

Partners in Service, Inc.

(b)

Physicians Development, Inc.

(b)

Piedmont Home Health, Inc.

(b)

Piedmont Urgent Care and Industrial Health Centers, Inc.

(c)

Piedmont East Urgent Care Center, L.L.C.

(c)

Piedmont Urgent Care Center at Baxter Village, LLC

(b)

Pinnacle Healthcare Services, Inc.

(b)

Professional Healthcare Systems Licensing Corporation

(b)

ProMed Pharmicenter, Inc.

(b)

Roswell Medical Ventures, Inc.

(b)

Saint Joseph Mental Health Physicians, Inc.

(b)

San Dimas Community Hospital

(b)

San Luis MSO Partners, Inc.

(b)

SEMO Medical Management Company, Inc.

(b)

Sierra Vista Hospital, Inc.

(c)

Tenet HealthSystem Sierra Vista Venture I, Inc.

(c)

Tenet HealthSystem Sierra Vista Ventures II, Inc.

(b)

South Carolina Health Services, Inc.

(b)

Southern Medical Holding  Corporation

(b)

St. Mary's Regional Medical Center, Inc.

(c)

Amisub (St Mary's), Inc.

(d)

Priority Industrial Physical Therapy Sports Rehab, G.P. - ownership -

Amisub (St. Mary's), Inc. (51%)

Danny Lyons (43%); Larry Engla (6%)

(c)

Dedicated Health PHO, Inc.

(c)

St. Mary's Medical Group, Inc.

(b)

Stonecrest Medical Center Corporation

(b)

Tenet Birmingham North, Inc.

(c)

Tenet CNMC - II, L.L.C.

(c)

Tenet CBWMC - II, L.L.C.

(c)

Tenet CMMC- LL, L.L.C.

(b)

Tenet (Brookwood Development), Inc.

(c)

Health Advantage Plans, Inc. - ownership -

Tenet (Brookwood Development), Inc. (33 1/3%)

Tenet HealthSystem Lloyd Noland Properties, Inc. (33 1/3%)

Eastside Ventures, Inc. (33 1/3%)

(d)

Group Administrators, Inc.

(b)

Tenet DISC Imaging, Inc.

(b)

Tenet Caldwell Family Physicians, Inc.

(b)

Tenet Catawba Nurse Midwives, Inc.

(b)

Tenet Central Carolina Physicians for Women, Inc.

(b)

Tenet Choices, Inc. - ownership - Tenet HealthSystem Medical, Inc. 5,000 shares; Roger Friend- 1 share

          Richard Freeman - 1 share; NOTE: Total = 5,002 shares.

(b)

Tenet DeLaine Adult Medical Care, Inc.

(b)

Tenet East Cooper Spine Center, Inc.

(b)

Tenet Finance Corp.

(b)

Tenet Frye Regional, Inc.

(c)

Tenet Claremont Family Medicine, L.L.C.

(c)

Tenet Unifour Urgent Care Center, L.L.C.

(b)

Tenet Goodman Family Practice Associates, Inc.

(b)

Tenet Good Samaritan, Inc.

(b)

Tenet Health Network, Inc.

(b)

Tenet HealthSystem Bartlett, Inc.

(b)

Tenet HealthSystem GB, Inc.

(c)

Sheffield Educational Fund, Inc.

(b)

Tenet HealthSystem Hilton Head, Inc.

(b)

Tenet HealthSystem Lloyd Noland Medical, Inc.

(b)

Tenet HealthSystem Lloyd Noland Properties, Inc.

(b)

Tenet HealthSystem Nacogdoches ASC, G.P., Inc.

(c)

NMC Lessor, L.P.

(c)

NMC Surgery Center, L.P.

(b)

Tenet HealthSystem Nacogdoches ASC, L.P., Inc.

(b)

Tenet HealthSystem North Shore, Inc.

(c)

Tenet HealthSystem North Shore (BME), Inc.

(b)

Tenet HealthSystem PBPG, Inc.

(b)

Tenet HealthSystem Philadelphia, Inc.

(c)

Delaware Valley Physician Alliance, Inc.

(c)

Philadelphia Charitable Holdings Corporation

(c)

Philadelphia Health & Education Corporation

(c)

Philadelphia Health & Research Corporation

(c)

Tenet HealthSystem Bucks County, LLC

(c)

Tenet HealthSystem City Avenue, LLC

(c)

Tenet HealthSystem Elkins Park, LLC

(c)

Tenet HealthSystem Graduate, LLC

(c)

Tenet HealthSystem Hahnemann, LLC

(c)

Tenet HealthSystem MCP, LLC

(c)

Tenet HealthSystem Parkview, LLC

(c)

Tenet HealthSystem St. Christopher Hospital, LLC

(d)

SCHC Pediatric Associates, LLC

(c)

Tenet Home Services, L.L.C.

(c)

Tenet Medical Equipment Services, LLC

(c)

TPS of PA, L.L.C.

(d)

TPS II of PA, L.L.C.

(d)

TPS III of PA, L.L.C.

(d)

TPS IV of PA, L.L.C.

(d)

TPS V of PA, L.L.C.

(b)

Tenet HealthSystem SGH, Inc.

(b)

Tenet HealthSystem SL, Inc.

(c) Tenet HealthSystem DI-SUB, Inc.

(b)

Tenet HealthSystem SL-HLC, Inc.

(c)

Concentra St. Louis, L.L.C.  - ownership - Tenet HealthSystem SL-HLC, Inc. (49%)

Concentra Health Services, Inc. (51%)

(b)

Tenet HealthSystem Spalding, Inc.

(c)

Spalding Health System, L.L.C. - ownership - Tenet HealthSystem Spalding, Inc. (50%)

Physicians (50%)

(c)

Spalding Medical Ventures, L.P. - ownership - Tenet HealthSystem Spalding, Inc.

(c)

Tenet Physician Services - FMC, Inc.

(c)

Tenet Physician Services - Spalding, Inc.

(c)

Tenet EMS/Spalding 911, LLC - ownership - Tenet HealthSystem Spalding, Inc. (64.1%)

Spalding County (35.9%)

(b)

Tenet Healthcare-Florida, Inc.

(c)

TCC Partners GP

(b)

Tenet Hildebran Medical Clinic

(b)

Tenet HomeCare Information Systems, Inc.

(b)

Tenet Home Care of South Florida, Inc.

(b)

Tenet Home Care Tampa/St. Pete, Inc.

(b)

Tenet Investments, Inc.

(c)

T.I. Promed

(c)

T.I. MedChannel

(c)

T.I. VM, Inc.

(c)

T.I. EMA, Inc.

(b)

Tenet Kimmel, L.L.C.

(b)

Tenet Management Services, Inc.

(c)

Alexa Integrated Medical Management, Inc.

(c)

Mid-Orange Medical Management, Inc.

(c)

Quality Medical Management, Inc.

(d)

Sterling Healthcare Management, LLC

(c)

Tenet Health Integrated Services, Inc.

(b)

Tenet Nurse Services

(b)

Tenet Physician Services - East Cooper, Inc.

(b)

Tenet Physician Services - Fort Mill, Inc.

(b)

Tenet Physician Services - Georgia Baptist, Inc.

(c)

Tenet Fayette Medical Group, Inc.

(b)

Tenet Physician Services - Hilton Head, Inc.

(c)

Hilton Head Clinics, Inc.

(c)

Hilton Head Medical Group - Cardiology, L.L.C.

(c)

Hilton Head Medical Group - ENT, L.L.C.

(c)

Hilton Head Medical Group - Oncology, L.L.C.

(c)

Hilton Head Medical Group - Urology - HH, L.L.C.

(c)

Hilton Head Medical Group - Urology - Beaufort, L.L.C.

(b)

Tenet Physician Services - North Fulton, Inc.

(b)

Tenet Physician Services - Piedmont, Inc.

(c)

Piedmont West Urgent Care Center LLC

(c)

Tenet Physician Services - Delaine, L.L.C.

(c)

Tenet Physician Services - Lewisville, L.L.C

(c)

Tenet Physician Services - Herlong, L.L.C.

(c)

Tenet Physician Services - Village Oaks, L.L.C.

(c)

Tenet Physician Services - Rock Hill Psych, L.L.C.

(c)

Walker Medical Center, L.L.C.

(b)

Tenet Physician Services - York, Inc.

(b)

Tenet Physician Services of Mississippi, L.L.C.

(b)

Tenet Physician Services of the Southeast, Inc.

(b)

Tenet Riverbend Family Medicine, Inc.

(b)

Tenet San Antonio, Inc.

(c)

Tenet/CHRISTUS Santa Rosa Healthcare Partnership, L.P. (GP Tenet San Antonio, Inc., LP Tenet

Hospitals, LTD.)

(b)

Tenet St. Mary's, Inc.

(b)

Tenet South Atlanta Diagnostic Cardiology, Inc.

(b)

Tenet South Fulton, Inc.

(c)

Tenet South Fulton Health Care Center, Inc.

(b)

Tenet System Services, Inc.

(b)

Tenet West Palm Outreach Services, Inc.

(b)

Tenet West Palm Real Estate, Inc.

(b)

Texas Healthcare Services, Inc.

(b)

Texas Professional Properties, Inc.

(b)

Three Rivers Healthcare, Inc.

(c)

Three Rivers Health Ventures, LLC

Tenet HealthSystem Hospitals, Inc.

(a)

Airmed II

(a)

Alvarado Hospital Medical Center, Inc.

(a)

Brookhaven Hospital, Inc.

(b)

Brookhaven Pavilion, Inc.

(a)

Century City Hospital, Inc.

(a)

Community Hospital of Los Gatos, Inc.

(a)

Delray Medical Center, Inc.

(a)

Diagnostic Imaging Services, Inc.

(a)

Doctors Hospital of Manteca, Inc.

(a)

Doctors Medical Center - San Pablo/Pinole, Inc.

(a)

Doctors Medical Center of Modesto, Inc.

(a)

Jefferson County Surgery, Inc.

(a)

Garfield Medical Center, Inc.

(a)

Greater El Paso Healthcare Enterprises

(a)

Hollywood Medical Center, Inc.

(a)

John Douglas French Center For Alzheimer’s Disease, Inc.

(a)

JFK Memorial Hospital, Inc.

(a)

Lakewood Regional Medical Center, Inc.

(a)

Laughlin Pavilion, Inc.

(a)

Los Alamitos Medical Center, Inc.

(a)

MHJ, Inc.

(b)

Jonesboro Health Services, L.L.C. - ownership - MHJ, Inc. (95%)

 St. Vincent Total Health Corporation (5%)

(c)

Starcare of Jonesboro, Inc.

(a)

Manteca Medical Management, Inc.

(a)

Meadowcrest Hospital, Inc.

(a)

Metro Physicians Management Organization, Inc.

(a)

Mid-America Equipment Co.

(a)

Mid-Tennessee Health Partners, L.L.C. - ownership - Tenet HealthSystem Hospitals, Inc. (50%)

Smithville Healthcare Ventures, L.P. (50%)

(a)

NM Ventures of North County, Inc.

(b)

North County Outpatient Surgery Center, Ltd. - ownership - Physicians (35.47%)

NM Ventures of North County, Inc. (64.53%)

(a)

NME Medical de Mexico, S.A. de C.V.

(a)

NMV- II, Inc.

(b)

Delray Outpatient Surgery & Laser Center, Ltd. - ownership - NMV-II, Inc. (10%); Others (90%)

(a)

National Managed Med, Inc.

(a)

National Med, Inc.

(a)

National Medical Hospital of Tullahoma, Inc.

(b)

Harton Medical Group, Inc.

(b)

Health Point Physician Hospital Organization, Inc.

(b)

Tullahoma Ambulatory Surgery Center, L.L.C.

(a)

National Medical Hospital of Wilson County, Inc.

(b)

Middle Tennessee Therapy Services, Inc.

(b)

Tenet Lebanon Surgery Center, LLC

(b)

Wilson County Management Services, Inc.

(a)

National Medical Services, Inc.

(b)

Barron, Barron & Roth, Inc.

(a)

National Medical Services II, Inc.

(a)

National Medical Ventures, Inc.

(b)

Litho I, Ltd. - ownership - National Medical Ventures, Inc. (63.75%); Physicians (36.75%)

(b)

McHenry Surgery Center Partners, L.P.

(a)

New Orleans Regional Physician Hospital Organization, Inc.

(a)

Northeast Texas Healthcare Enterprises

(a)

NorthShore Regional Medical Center, Inc.

(a)

Physician Network Corporation of Louisiana

(b)

Family Health Network, Inc.

(a)

Placentia-Linda Hospital, Inc.

(a)

Practice Partners, Inc.

(a)

Preferred Medical Systems of California, Inc.

(a)

Redding Medical Center, Inc.

(a)

Redding Medical Center Cardiac Cath Lab

(a)

San Ramon Regional Medical Center, Inc.

(a)

San Ramon ASC, L.P. - ownership - THV 1 (100%)

(a)

Seven Rivers Community Hospital, Inc.

(a)

Sierra Providence Healthcare Enterprises

(a)

Sierra Providence Health Network, Inc.

(a)

South Bay Practice Administrators, Inc.

(a)

South Florida Managed Care Delivery System, L.L.P. - ownership - Intracoastal Health Systems, Inc. (50%)

Collectively (50%): Tenet HealthSystem Hospitals, Inc.,

Lifemark Hospitals of Florida, Inc.,

Amisub (North Ridge Hospital), Inc.,

Palm Beach Gardens Community Hospital, Inc.

(a)

SouthPointe Hospital, Inc.

(a)

St. Charles General Hospital, Inc.

(a)

THV I, Inc.

(a)

Tenet Beaumont Healthsystem, Inc.

(a)

Tenet Birmingham Management, Inc.

(a)

Tenet California Nurse Resouces, Inc.

(a)

Tenet California Medical Ventures I, Inc.

(a)

Tenet D.C., Inc.

(a)

Tenet Dimension Holding Company, Inc.

(a)

Tenet El Mirador Surgical Center, Inc.

(a)

Tenet Funding, Inc.

(a)

Tenet HealthSystem Desert, Inc.

(a)

Tenet HealthSystem DFH, Inc.

(a)

Tenet HealthSystem DI, Inc.

(b)

Tenet DI, LLC

(a)

Tenet HealthSystem DI-SNF, Inc.

(a)

Tenet HealthSystem DI-TPS, Inc.

(a)

Tenet HealthSystem Hospitals Dallas, Inc.

(a)

Tenet HealthSystem Memorial Medical Center, Inc.

(a)

Tenet HealthSystem Metroplex Hospitals, Inc.

(a)

Tenet HealthSystem Surgical, L.L.C.

(a)

Tenet Hialeah HealthSystem, Inc.

(b)

Edgewater Provider Insurance Company, Ltd. (25%)

(b)

Hialeah Real Properties, Inc.

(b)

Tenet Hialeah (H.H.A.) HealthSystem, Inc.

(b)

Tenet Hialeah (ASC) HealthSystem, Inc.

(a)

Tenet Hospitals Limited - ownership - Tenet HealthSystem Hospitals, Inc., G.P. (1%)

 Tenetsub Texas, Inc., L.P. (99%)

(a)

Tenet Jefferson, Inc.

(a)

Tenet Louisiana Medical Ventures I, Inc.

(a)

Tenet Missouri JV, Inc.

(a)

Tenet Network Management, Inc.

(a)

Tenet Regional Infusion North, Inc. -  ownership - Tenet HealthSystem, SL, Inc. (50%);

Tenet HealthSystem DI, Inc. (40%); Tenet HealthSystem Hospitals, Inc. (5%)

Lifemark Hospitals of Missouri, Inc.(5%)

(a)

Tenet St. Alexius Hospital, Inc.

(a)

Tenet St. Alexius Hospital Physicians, Inc.

(a)

Tenet West Valley, Inc.

(b)

Alpine Surgery Centers, L.P. - ownershp - Tenet West Valley (50%); Alpine Healthcare (10%);

Doctors own 40%

(a)

Tenetsub Texas, Inc.

(a)

Total Rehab, LLC - ownership - Tenet HealthSystem Hospitals, Inc. (51%); Total Rehab Associates (49%)

(a)

Twin Cities Community Hospital, Inc.

(a)

USC University Hospital, Inc.

(a)

West Boca Medical Center, Inc.

(a)

West Coast PT Clinic, Inc.

Tenet HealthSystem HealthCorp

(a)

OrNda Hospital Corporation

(b)

AHM Acquisition Co., Inc.

(c)

OrNda Investments, Inc.

(d)

AHM CGH, Inc.

(d)

AHM GEMCH, Inc.

(d)

AHM Minden Hospital, Inc.

(d)

AHM SMC, Inc.

(d)

AHM WCH, Inc.

(d)

CHHP, Inc.

(d)

HCW, Inc.

(d)

LBPG, Inc.

(d)

Lake Mead Holdings - ownership - OrNda Investments, Inc., GP (25%)

Doctors Group, LP (75%).

(d)

Monterey Park Hospital

(d)

NLVH, Inc.

(e)

Pollamead Partnership - ownership - NLVH, Inc., GP (50%); Doctors Group, LP (50%)

(e)

Pollamead Partnership II - ownership - NLVH, Inc., GP (50%); Doctors Group, LP (50%)

(d)

OrNda Management Services, Inc.

(d)

Sharpstown General Hospital Professional Building, Ltd. - ownership -

OrNda Investments, Inc., LP (80%)

(d)

Tenet HealthSystem Heritage, Inc.

(e)

Foot and Ankle Specialty Institute of Tacoma - ownership - PSH, Inc., GP (50%)

Integrated Healthcare Alliance, LP (50%)

(d)

USDHC, Inc.

(d)

WPH Management Services, Inc.

(b)

Commonwealth Continental Health Care, Inc.

(b)

Commonwealth Continental Health Care III, Inc.

(b)

Coral Gables Hospital, Inc.

(c)

CGH Hospital, Ltd. - ownership - Coral Gables Hospital, Inc., GP (94.25%)

Greater Miami Medical Group, Ltd., LP (5.75%)

(c)

Greater Miami Medical Group, Ltd. - ownership - Greater Miami Medical Group, Inc., GP (1%)

Coral Gables Hospital, Inc., LP (40%)

Doctor Group, LP (59%)

(b)

CVHS Hospital Corporation

(b)

Cypress Fairbanks Medical Center, Inc.

(c)

New Medical Horizons II, Ltd. - ownership - Cypress Fairbanks Medical Center, Inc., GP (5%)

 Tenet HealthSystem CFMC,Inc., LP (95%)

(b)

FMC Acquisition, Inc.

(c)

FMC Hospital, Ltd. - ownership - FMC Acquisition, Inc., GP (85%)

 Florida Institute of Health, Ltd., LP (15%)

(b)

FMC Medical, Inc.

(b)

Fountain Valley Health Care, Inc.

(b)

Fountain Valley Imaging Center, LP - ownership - Fountain Valley Imaging Corporation (1%)

OrNda Hospital Corporation (99%)

(b)

Fountain Valley Outpatient Surgical Center, LP - ownership - Fountain Valley Imaging Corporation (1%)

OrNda Hospital Corporation (99%)

(b)

Fountain Valley Imaging Corporation

(b)

Fountain Valley Pharmacy, Inc.

(b)

Fountain Valley Regional Hospital and Medical Center

(b)

GCPG, Inc.

(c)

Garland Community Hospital, Ltd. - ownership - GCPG, Inc., GP (1%)

 Republic Health Corporation of Mesquite, LP (99%)

(b)

Gulf Coast Community Health Care Systems, Inc.

(b)

Gulf Coast Community Hospital, Inc.

(c)

Gulf Coast Outpatient Surgery Center, LLC - ownership-Gulf Coast Community Hospital, Inc. (50%)

11 Physicians (50%)

(c)

Gulf Coast, PHO, LLC - ownership - Gulf Coast Community Hospital, Inc.

Medical Center and Coastal IPA, LLC

(b)

Harbor View Health Systems, Inc.

(c)

Harbor View Health Partners, L.P. - ownership - Harbor View Health Systems, Inc. GP (50%)

Republic Heatlh Corporation of San Bernardino, LP (50%)

(b)

Harbor View Medical Center.

(b)

Health Resources Corporation of America - California

(c)

OrNda of South Florida Services Corporation

(b)

 Houston Northwest Medical Center, Inc.

(c)

HNMC, Inc.

(d)

C.T. Joint Venture  - ownership - HNMC, Inc., GP (50%); Doctors Group, LP (50%)

(d)

Houston Northwest Management Services, Inc.

(d)

Houston Northwest Radiotherapy Center, L.L.C.- ownership -

HNMC, Inc., managing member(6.79%)

Doctors Group, member (93.21%)

(d)

Houston Rehabilitation Associates  - ownership - HNMC, Inc., GP (20%)

Doctors Group, LP (80%)

(d)

HNW GP, Inc.

(e)

Houston Northwest Partners, Ltd - ownership - HNW GP, Inc., GP (1%)

HNW LP, Inc., LP (99%)

(d)

HNW Holdings, Inc.

(d)

HNW Lessor GP, Inc.

(d)

HNW LP, Inc.

(d)

MRI-North Houston Venture  - ownership - HNMC, Inc., GP (12%); Doctors Group, LP (88%)

(c)

Houston Northwest Health System, Inc.

(c)

Northwest Houston Providers Alliance, Inc.

(b)

Indianapolis Health Systems, Inc.

(c)

MMC Cardiology Venture - ownership - Indianapolis Health Systems, Inc., GP (50%)

Republic Health Corporation of Indianapolis, LP (50%)

(b)

MCF, Inc.

(c)

Bone Marrow/Stem Cell Transplant Institute of Florida, Inc.

(d)

Bone Marrow/Stem Cell Transplant Institute of Florida, Ltd. - ownership -

Bone Marrow/Stem Cell Transplant Institute of Florida, Inc., GP (51%)

Stem Cell, Inc., LP (49%)

(c)

Florida Medical Center, Ltd. - ownership - MCF, Inc., GP (50%)

OrNda Hospital Corporation, LP (50%)

(b)

MCS Administrative Services, Inc.

(b)

MHA IPA, Inc.

(b)

Meridian Regional Hospital, Inc.

(b)

Midway Hospital Medical Center, Inc.

(b)

NAI Community Hospital of Phoenix, Inc.

(b)

North Miami Medical Center, Ltd. - ownership - RHC Parkway, Inc. (85.91%)

Commonwealth Continental Health Care, Inc. (14.09%)

(c)

Medi-Health of Florida, Inc.

(c)

Parkway Professional Plaza Condominum Association, Inc.

(c)

Parkway Regional Medical Centr Physician Hospital Organization, Inc.

(b)

OrNda Access, Inc.

(b)

OrNda Health Initiatives, Inc.

(b)

OrNda HealthChoice, Inc.

(c)

Health Choice HMO

(b)

OrNda HealthCorp of Florida, Inc.

(b)

OrNda Healthcorp of Phoenix, Inc.

(c)

Biltmore Surgery Center, Inc.

(d)

Buildmore Surgery Center Limited Partnership -ownership - Biltmore Surgery Center, Inc., GP

(b)

OrNda HomeCare, Inc.

(b)

OrNda Metro Surgery, Inc.

(b)

OrNda of South Florida, Inc.

(c)

OrNda FMC, Inc.

(c)

TriLink Provider Services Organization, Inc.

(b)

OrNda of South Florida Holdings, Inc.

(b)

OrNda Physicians Services, Inc.

(b)

Republic Health Corporation of Arizona

(c)

CCC Mesa Medical Plaza MOB - ownership - Republic Health Corporation of Arizona, LP (25%)

(b)

Republic Health Corporation of Indianapolis

(c)

Indianapolis Physician Services, Inc.

(c)

Winona Memorial Hospital Limited Partnership - ownership - OrNda Healthcorp, LP (.01%)

Republic Health Corporation of Indianapolis, Inc., GP (99.9%)

(b)

Republic Health Corporation of Mesquite

(b)

Republic Health Corporation of Rockwall County

(c)

Lake Pointe GP, Inc.

(d)

Lake Pointe Partners, Ltd. - ownership- Lake Pointe GP, Inc., GP- 1.31%

Lake Pointe Investments, Inc., LP- 97.82%

Individual Physicians, LP 0.87%

(c)

Lake Pointe Holdings, Inc.

(c)

Lake Pointe Investments, Inc.

(b)

Republic Health Corporation of San Bernardino

(b)

Republic Health Corporation of Texas

(b)

Republic Health of North Texas

(b)

Republic Health Partners, Inc.

(b)

RHC Parkway, Inc.

(b)

RHCMS, Inc.

(b)

Rio Hondo Health System Inc.

(b)

Ross General Hospital

(b)

Ross Hospital, Inc.

(b)

S.C. Management, Inc.

(b)

Saint Vincent Healthcare System, Inc.

(c)

Clini-Tech Laboratories, Inc.

(c)

OHM Health Initiatives, Inc.

(c)

OHM Services, Inc.

(c)

Provident Nursing Homes, Inc.

(c)

Saint Vincent Hospital, Inc.

(d)

Saint Vincent Hospital, L.L.C. - ownership - Saint Vincent Hospital, Inc.. -

managing member Fallon Clinic Inc.

(b)

Santa Ana Hospital Medical Center, Inc.

(b)

SHL/O Corp.

(b)

Southwest Physician Management Services, Inc.

(b)

St. Luke Medical Center

(b)

Tenet HC, Inc.

(b)

Tenet HealthSystem Biltmore, Inc.

(b)

Tenet HealthSystem CFMC, Inc.

(b)

Tenet HealthSystem CM, Inc.

(b)

Tenet HealthSystem QA, Inc.

(c)

Commercial Healthcare of California, Inc.

(c)

Tenet HealthSystem QA Medical Groups, Inc.

(b)

Tenet HealthSystem MCS-AZ, Inc.

(b)

Tenet HealthSystem Metro G.P., Inc.

(b)

Tenet HealthSystem TGH, Inc.

(b)

Tenet HealthSystem WRF, Inc.

(b)

Tenet MGH, Inc.

(b)

Trinity Valley Medical Center, Ltd.

(b)

UWMC Hospital Corporation

(b)

Valley Community Hospital

(b)

West Los Angeles Health Systems, Inc.

(c)

Brotman Partners, L.P. - ownership - West Los Angeles Health Systems, Inc. GP (55.75%)

Republic Health Corporation of San Bernardino., LP (44.25%)

(d)

Foot and Ankle Specialty Institute of Culver City - ownership -

Brotman Partners, L.P., GP (50%)

Integrated Healthcare Alliance, Inc., LP (50%)

(d)

Gynecological Specialty Institute of Culver City - ownership -

Brotman Partners, L.P., GP (50%)

Integrated Healthcare Alliance, Inc., LP (50%)

(b)

Whittier Hospital Medical Center, Inc.

(c)

Head & Neck Specialty Institute of Whittier - ownership -

Whittier Hospital Medical Center, Inc. GP (50%)

Integrated Healthcare Alliance, LP (50%)

(a)

Tenet HealthSystem MW, Inc.

(b)

Tenet MetroWest Healthcare System, Limited Partnership

(a)

Tenet HealthSystem Occupational Medicine, Inc.

Tenet I.B.A. Holdings, Inc.

Tenet Ventures, Inc.

(a)

T.I. Edu, Inc.

(b)

Allume, Inc. (Formerly DigitalMed, Inc.)

(a)

T.I. GPO, Inc

(a)

Tenet New Development, Inc.

(b)

Proton Therapy Center of St. Louis, Inc.

(b)

PTCA Investments, Inc.

Wilshire Rental Corp.

(a)

Hitchcock State Street Real Estate, Inc.